EXHIBIT NO. 21

21. SUBSIDIARIES (all wholly-owned, except where                  State of
                       otherwise indicated)                     Incorporation


                    Name

AAlert Paging Company                                              Delaware
Subsidiaries of AAlert Paging Company:
AAlert Paging Company of Sacramento                                California
AAlert Paging Company of San Diego                                 California
AAlert Paging Company of San Francisco                             California
Citizens Business Services Company                                 Illinois
Citizens Cable Company                                             Delaware
Citizens Conference Call Company                                   Delaware
Citizens Consumers Services, Inc.                                  California
Citizens Directory Services Company L.L.C.                         Delaware*
Citizens Directory Services Company, Inc.                          Delaware
Citizens International Management Services Company                 Delaware
Citizens Mohave Cellular Company                                   Delaware
Citizens Mountain State Telephone Company                          West Virginia
Citizens Public Works Service Company                              Delaware
Citizens Resources Company                                         Delaware
Citizens Telecom Services Company L.L.C.                           Delaware*
Citizens Telecommunications Company                                Delaware
Citizens Telecommunications Company of Arizona L.L.C.              Delaware*
Citizens Telecommunications Company of California, Inc.            California
Citizens Telecommunications Company of Idaho                       Delaware
Citizens Telecommunications Company of Montana                     Delaware
Citizens Telecommunications Company of Nevada                      Nevada
Citizens Telecommunications Company of New York, Inc.              New York
Citizens Telecommunications Company of Ogden, Inc.                 New York
Citizens Telecommunications Company of Oregon                      Delaware
Citizens Telecommunications Company of Tennessee L.L.C.            Delaware*
Citizens Telecommunications Company of the Golden State            California
Citizens Telecommunications Company of the Navajo Nation L.L.C.    Delaware*
Citizens Telecommunications Company of the Volunteer State L.L.C. Delaware* Citizens Telecommunications Company of the White Mountains L.L.C. Delaware*
Citizens Telecommunications Company of the White Mountains, Inc.   Delaware
Citizens Telecommunications Company of Tuolumne                    California
Citizens Telecommunications Company of Utah                        Delaware
Citizens Telecommunications Company of West Virginia               Delaware
Citizens Utilities Company of California                           California
Citizens Utilities Company of Illinois                             Illinois
Citizens Utilities Company of Ohio                                 Ohio
Citizens Utilities Company of Pennsylvania                         Pennsylvania
Citizens Utilities Rural Company                                   Delaware
Citizens Utilities Water Company of Pennsylvania                   Delaware
Citizens Water Resources Company                                   Illinois
CU CapitalCorp                                                     Delaware
 Subsidiary of CU CapitalCorp:
   Electric Lightwave, Inc.                                        Delaware
 Subsidiary of Electric Lightwave, Inc.:
   Telecard Services International, Inc.                           Delaware
CU Wireless Management L.L.C.                                      Delaware*
Electric Energy Export Corp.                                       Arizona
Flowing Wells, Inc.                                                Indiana
Havasu Water Company, Inc.                                         Arizona
LGS Concord Corporation                                            Minnesota
LGS Natural Gas Company                                            Louisiana
LGS Securities, Inc.                                               Louisiana
Navajo Communications Company, Inc.                                New Mexico
NCC Systems, Inc.                                                  Texas
Southwestern Capital Corporation                                   Delaware
Southwestern Investments, Inc.                                     Nevada
Sun City Sewer Company                                             Arizona
Sun City Water Company                                             Arizona
Sun City West Utilities Company                                    Arizona
Tubac Valley Water Company, Inc.                                   Arizona


*   Formed in the state of Delaware.